ReliaStar Life Insurance Company

and its

Separate Account N

VOYA ADVANTAGE CENTURY PLUSSM

Supplement Dated February 29, 2024 to the Contract Prospectus dated October 1, 2002 and Notice Document, dated May 1, 2023, as amended

This supplement updates and amends certain information contained in your variable annuity contract prospectus and notice document. Please read it carefully and keep it with your contract prospectus and your notice document, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and notice document.

NOTICE OF AND IMPORTANT INFORMATION ABOUT
UPCOMING FUND REORGANIZATIONS

On January 10, 2024, the Board of Directors of Voya Strategic Allocation Portfolios, Inc. and the Board of Directors of Voya Balanced Portfolio, Inc. approved a proposal to reorganize the Disappearing Portfolios with and into the following “Surviving Portfolios”. The Board of (each, a “Reorganization” and collectively, the “Reorganizations”):

Disappearing Portfolios	Surviving Portfolios
Voya Strategic Allocation Conservative Portfolio (Class I shares)	Voya Solution Conservative Portfolio (Class I shares) (a series of Voya Partners, Inc.)
Voya Strategic Allocation Growth Portfolio (Class I shares)	Voya Solution Aggressive Portfolio (Class I shares) (a series of Voya Partners, Inc.)
Voya Strategic Allocation Moderate Portfolio (Class I shares)	Voya Solution Balanced Portfolio (Class I shares) (a series of Voya Partners, Inc.)
Voya Balanced Portfolio (Class I shares)	Voya Balanced Income Portfolio (Class I shares) (a series of Voya Investors Trust)

The Reorganization of Voya Strategic Allocation Moderate Portfolio (“Strategic Allocation Moderate”) into Voya Solution Balanced Portfolio is subject to approval by the shareholders of Strategic Allocation Moderate. A proxy statement/prospectus detailing the Reorganization is expected to be mailed to Strategic Allocation Moderate’s shareholders on or about May 3, 2024, and a shareholder meeting is scheduled to be held on or about June 27, 2024. Strategic Allocation Moderate will notify its shareholders if shareholder approval of the Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about July 12, 2024.

The Reorganizations for the Disappearing Portfolios, not including Strategic Allocation Moderate, do not require shareholder approval. It is expected that the Reorganizations will take place on or about July 12, 2024.

X.100208-23A	February 2024

From the close of business on June 28, 2024, through the close of business on July 12, 2024, the Disappearing Portfolios (including Strategic Allocation Moderate If its shareholders approve the Reorganization) will be in a “transition period” during which time a transition manager will align each Disappearing Portfolio’s holdings with those of the respective Surviving Portfolio. During this time, the Disappearing Portfolios may not be pursuing their investment objectives and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganizations, the Disappearing Portfolios’ shareholders will hold corresponding shares of the Surviving Portfolios.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-800-884-5050

X.100208-23A	February 2024